Exhibit 10.4

July 14, 2020

Summer Infant, Inc.

1275 Park East Drive

Woonsocket, RI 02895

Attn:	Ed Schwartz
Chief Financial Officer

Re: ABL Credit Agreement and Term Loan Agreements

Gentlemen:

Reference is hereby made to the following agreements:

(a)            the Second Amended and Restated Loan and Security Agreement dated as of June 28, 2018 (as previously amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), by and among Summer Infant, Inc. and Summer Infant (USA), Inc., as “Borrowers” (the “Borrowers”), the guarantors from time to time party thereto (the “Guarantors”, and together with the Borrowers, the “Obligors”), Bank of America, N.A., as the sole lender (the “ABL Lender”), and Bank of America in its capacity as “Agent” for the ABL Lenders from time to time party to ABL Credit Agreement (in such capacity, the “ABL Agent”);

(b)            the Term Loan and Security Agreement, dated as of June 28, 2018 (as previously amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among the Borrowers, the other Obligors, certain financial institutions from time to time party thereto as “Lenders” (the “Term Lenders”), and Pathlight Capital LLC, in its capacity as “Agent” for the Term Lenders under the Term Loan Agreement (the “Term Loan Agent”); and

(c)            the Intercreditor Agreement, dated as of June 28, 2018 (as previously amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the ABL Agent, the Term Loan Agent, the Borrowers and the other Obligors.

Clause (d) of the definition of “Eligible Account” in the ABL Credit Agreement limits the maximum percentage of Accounts owing from the Amazon Companies to 45% of the aggregate Eligible Accounts. The Borrowers have requested that the ABL Agent and ABL Lender agree to increase the maximum percentage of Accounts owing from the Amazon Companies to 55% of the aggregate Eligible Accounts for a temporary period as more fully set forth herein.

Section 5.2(a)(4) of the Intercreditor Agreement requires the consent of the Term Loan Agent to changes to the “Revolving Borrowing Base” (as such term is defined in the ABL Credit Agreement) or the component definitions thereof if such change would result in an increase in the ABL Revolver Borrowing Base (as such term is defined in the Intercreditor Agreement), and, accordingly, the Borrowers have requested the consent of the Term Loan Agent to the proposed increase in the maximum percentage of Accounts owing the Amazon Companies that may be included as Eligible Accounts under the ABL Credit Agreement.

Notwithstanding that none of the ABL Agent, the ABL Lender or the Term Loan Agent are under any obligation to agree (or to consent to) any increase in the maximum percentage of Accounts owing from the Amazon Companies that may be included as “Eligible Accounts” under the ABL Credit Agreement, the ABL Agent, the ABL Lender and the Term Loan Agent willing to agree (and to consent to) a temporary increase in the maximum percentage of Accounts owing from the Amazon Companies that may be included as “Eligible Accounts” under the ABL Credit Agreement, all on the terms and subject to satisfaction of the conditions set forth below.

In furtherance thereof:

1.            The ABL Agent and ABL Lender agree that during the period from the date of this letter agreement through November 15, 2020, the maximum percentage of Accounts owing from the Amazon Companies that may be included as “Eligible Accounts” under the ABL Credit Agreement shall be increased from 45% to 55%; provided that (a) on November 16, 2020, the maximum percentage of Accounts owing from the Amazon Companies that may be included as “Eligible Accounts” under the ABL Credit Agreement shall automatically be reduced back to 45%, and (b) if, at any time, the corporate credit rating of Amazon.com, Inc. falls below “BBB-” (by S&P or Fitch) or “Baa3” (by Moody’s), the ABL Agent shall have the right, in its sole discretion to decrease the maximum percentage of Accounts owing from the Amazon Companies that may be included as “Eligible Accounts” under the ABL Credit Agreement to such maximum percentage as the ABL Agent, in its sole discretion, shall specify.

2.            The Term Loan Agent consents to the increase in the maximum percentage of Accounts owing from the Amazon Companies that may be included as “Eligible Accounts” under the ABL Credit Agreement as provided in the foregoing paragraph 1.

3.            The Obligors hereby represent, warrant and confirm that: (a) all representations and warranties of the Obligors in the ABL Credit Agreement and the other ABL Documents (as such term is defined in the Intercreditor Agreement), and in the Term Loan Agreement and the other Term Documents (as such term is defined in the Intercreditor Agreement), are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); (b) no Default or Event of Default (as such terms are defined in the ABL Credit Agreement) has occurred and is continuing; and (c) no Default or Event of Default (as such terms are defined in the Term Loan Agreement) has occurred and is continuing.

4.            Obligors hereby ratify and confirm all of the terms and provisions of the ABL Credit Agreement, the other ABL Documents, the Term Loan Agreement and the other Term Documents, and agree that all of such terms and provisions, as amended hereby, remain in full force and effect.

5.            The agreements provided in this letter agreement shall become effective as of the date when, and only when, the ABL Agent shall have received counterparts to this letter agreement, duly executed by the ABL Agent, the ABL Lender, the Term Loan Agent and the Obligors.

6.            The agreements provided by this letter agreement shall be limited precisely as written and, except as expressly set forth herein, neither the fact of the agreements of the ABL Agent, the ABL Lender and the Term Loan Agent to enter into this letter agreement nor any other term or provision herein shall, or shall be deemed or construed to, (i) be a consent to any forbearance, waiver, amendment or modification of any term, provision or condition of the ABL Credit Agreement, the other ABL Documents, the Term Loan Agreement or the other Term Documents, (ii) affect, impair, operate as a waiver of, or prejudice any right, power or remedy which the ABL Agent, the ABL Lender, the Term Loan Agent or the Term Lenders may now or hereafter have pursuant to the ABL Credit Agreement, the other ABL Documents, the Term Loan Agreement or the other Term Documents or any other document, agreement, security agreement or instrument executed in connection with or related to the ABL Credit Agreement, the other ABL Documents, the Term Loan Agreement or the other Term Documents, or at law or in equity or by statute including, without limitation, with regard to any existing or hereafter arising Default or Event of Default under the ABL Credit Agreement or under the Term Loan Agreement, (iii) impose upon the ABL Agent, the ABL Lender, the Term Loan Agent or any Term Lender any obligation, express or implied, to consent to any amendment or further modification of the the ABL Credit Agreement, the other ABL Documents, the Term Loan Agreement or the other Term Documents, or (iv) be a consent to any waiver of any existing Default or Event of Default under the ABL Credit Agreement or under the Term Loan Agreement. The ABL Agent, the ABL Lender, the Term Loan Agent and the Term Lenders hereby expressly reserve all rights, powers and remedies specifically given to it or them under the ABL Credit Agreement, the ABL Documents, the Term Loan Agreement or the Term Documents or now or hereafter existing at law, in equity or by statute.

7.            The Obligors hereby confirm that prior to executing this letter agreement, the Obligors consulted with and had the benefit of advice of legal counsel of their own selection and have relied upon the advice of such counsel, and in no part upon the representations of the ABL Agent, the ABL Lender, the Term Loan Agent, any Term Lender or any counsel to the ABL Agent, the ABL Lender, the Term Loan Agent or any Term Lender, concerning the legal effects of this letter agreement or any provision hereof.

8.            The Borrowers agree to pay, on demand, all reasonable costs and expenses incurred by the ABL Agent, the ABL Lender and the Term Loan Agent in connection with the preparation, negotiation and execution of this letter agreement, including, without limitation, the reasonable fees of legal counsel to the ABL Agent, the ABL Lender and the Term Loan Agent and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

9.            This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterparty of a signature page of this letter agreement by electronic means shall be as effective as delivery of a manually executed counterpart of this letter agreement.

10.          This letter agreement shall be deemed to be an ABL Document and a Term Document for all purposes.

Please confirm your agreement to the foregoing matters by counter-signing a copy of this Letter in the space provided therefor below and thereafter returning a fully executed copy hereof to the undersigned at your earliest opportunity.

Yours etc.,

BANK OF AMERICA, N.A.,
as ABL Agent and ABL Lender

By	/s/ Cynthia G. Stannard
	Name:	Cynthia G. Stannard
	Title:	Senior Vice President

PATHLIGHT CAPITAL LLC,
as Term Loan Agent

By	/s/ Katie Hendricks
	Name:	Katie Hendricks
	Title:	Managing Director

[Signatures continue on the following page]

BORROWERS:

SUMMER INFANT, INC.

By:	/s/ Ed Schwartz
	Name:	Ed Schwartz
	Title:	Chief Financial Officer

SUMMER INFANT (USA), INC.

By:	/s/ Ed Schwartz
	Name:	Ed Schwartz
	Title:	Chief Financial Officer

GUARANTORS:

SUMMER INFANT CANADA, LIMITED

By:	/s/ Ed Schwartz
	Name:	Ed Schwartz
	Title:	Chief Financial Officer

SUMMER INFANT EUROPE LIMITED

By:	/s/ Ed Schwartz
	Name:	Ed Schwartz
	Title:	Chief Financial Officer